Exhibit 24.0
POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Robert M. Devlin
Robert M. Devlin

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Ivor J. Evans
Ivor J. Evans

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Linda A. Hill
Linda A. Hill

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Lawrence D. Kingsley
Lawrence D. Kingsley

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ James J. Postl
James J. Postl

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Dan F. Smith
Dan F. Smith

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Gerald B. Smith
Gerald B. Smith

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ Mark S. Thompson
Mark S. Thompson

POWER OF ATTORNEY
COOPER INDUSTRIES PLC
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries plc (“Cooper”), an Irish corporation, does hereby make, constitute and appoint Bruce M. Taten and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2009, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February 2010.
/s/ James R. Wilson
James R. Wilson